UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2023

SACKS PARENTE GOLF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41701	82-4938288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

551 Calle San Pablo
Camarillo, CA 93012

(Address of principal executive offices, including ZIP code)

833-776-6659

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SPGC	The Nasdaq Stock Market, LLC

Item 7.01 Regulation FD Disclosure.

On November 8, 2023, the Company issued a press release to announce that it will be presenting at the Sidoti & Co. Micro Cap Virtual Conference to be held on November 16,2023 at 1:00 PM EST.

Attached as Exhibit 99.1 is the investor presentation which will be used at the Conference. The presentation in whole or in part may also be used at subsequent meetings with investors, analysts or others, and will also be subject to modification.

The information contained in this Current Report and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2023	SACKS PARENTE GOLF, INC.

	By:	/s/ TIMOTHY L. TRIPLETT
Timothy L. Triplett Chief Executive Officer

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